UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) April 28, 2023

BRIGHT GREEN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-41395	83-4600841
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1033 George Hanosh Boulevard

Grants, NM 87020

(Address of principal executive offices and zip code)

(833) 658-1799

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BGXX	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On April 28, 2023, the Drug Enforcement Administration (“DEA”) notified the Bright Green Corporation (the “Company”) that it had received a Schedule I controlled substance bulk manufacturer registration (“DEA Registration”). The Company’s Registration Number is RB0649383, and the DEA Registration expires on July 31, 2024. The DEA Registration permits the company to cultivate and manufacture cannabis, cannabis extract, and tetrahydrocannabinol to supply DEA registered researchers in the U.S. and globally, and to produce these substances for use in pharmaceutical production of prescription medicines within the U.S. The Company must comply with the terms of the Memorandum of Agreement (“MOA”), which was executed with the DEA on April 27, 2023, and include:

●	submitting an Individual Procurement Quota on or before April 1 of each year utilizing DEA Form 250;
●	submitting an Individual Manufacturing Quota on or before May 1 of each year utilizing DEA Form 189;
●	collecting samples of cannabis and distributing them to DEA-registered analytical laboratories for chemical analysis during the pendency of cultivation and prior to the DEA’s taking possession of the cannabis grown;
●	providing the DEA with 15-day advance written notification, via email, of its intent to harvest cannabis;
●	following the DEA’s packaging, labeling, storage and transportation requirements;
●	distributing DEA’s stocks of cannabis to buyers who entered into bona fide supply agreements with the Company;
●	providing the DEA with 15-day advance written notification of its intent to distribute cannabis; and
●	invoicing the DEA for harvested cannabis that it intends to sell to the DEA.

Finally, the Company’s MOA with the DEA contains an Addendum (“MOA Addendum”) stating certain conditions for the Company’s hemp activities, and specifying that the Company’s hemp activities are not subject to the terms or requirements of the MOA since hemp is not a controlled substance and was made legal by the Agriculture Improvement Act of 2018 (the “2018 Farm Bill”), which has been codified in 21 C.F.R. § 1308.11(d)(31)(ii)), 21 U.S.C. § 802(16)(B)(i), and 7 U.S.C. § 1639o.

Copies of the MOA and the MOA Addendum are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibits.

Exhibit Number	Description
10.1	Memorandum of Agreement, dated April 27, 2023
10.2	Addendum to Memorandum of Agreement, dated April 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2023	Bright Green Corporation

	By:	/s/ Seamus McAuley
Seamus McAuley
Chief Executive Officer